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                                                                    EXHIBIT 24.1

                            FORM OF POWER OF ATTORNEY

Each of William C. Baker, Vernon E. Jordan, Jr., Yotaro Kobayashi, Aulana L. Peters and Richard L. Rosenfield executed each of the following powers of attorney, except that his or her name was inserted where "[Name of Director]" appears.

                            LIMITED POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that I, [NAME OF DIRECTOR], a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission a registration statement on Form S-8, and any and all amendments thereto, in connection with the registration of 500,000 shares of the Company's Common Stock for the funding of the Company's 2001 Non-Employee Directors Stock Option Plan, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

     I have executed this Limited Power of Attorney as of May 2, 2000.


                                                 -----------------
                                                 [NAME OF DIRECTOR]



                            LIMITED POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that I, [NAME OF DIRECTOR], a member of the Board of Directors of Callaway Golf Company, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Charles J. Yash and Steven C. McCracken, each of whom are executive officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission a registration statement on Form S-8, and any and all amendments thereto, in connection with the registration of an additional 3,000,000 shares of the Company's Common Stock for the supplemental funding of the Company's 1996 Stock Option Plan, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

         I have executed this Limited Power of Attorney as of May 2, 2000.



                                                ------------------
                                                [NAME OF DIRECTOR]